THE TETON WESTWOOD FUNDS (the “Trust”)

TETON Westwood Equity Fund (the “Equity Fund”)

TETON Westwood Balanced Fund (the “Balanced Fund”)

Supplement dated July 2, 2021 to the

Fund’s Summary Prospectus (“Summary Prospectus”), Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) dated January 28, 2021, as supplemented

Mr. Scott D. Lawson retired as an employee of Teton Advisors, Inc. As a result, effective immediately, all references to Mr. Lawson as portfolio manager of the Equity Fund and Balanced Fund in the Summary Prospectus, Prospectus and SAI, are deleted.

Please retain this Supplement with your Prospectus for future reference.